Exhibit 99.1

SPEC SENSORS, LLC AND KWJ ENGINEERING, INC. (AN AFFILIATE)

AUDITED COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2021 AND 2020

SPEC SENSORS, LLC AND AFFILIATE
AUDITED COMBINED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021 AND 2020

Page
INDEPENDENT AUDITORS' REPORT	2

COMBINED FINANCIAL STATEMENTS:

Combined Balance Sheets	3

Combined Statements of Operations and Owners' Equity	4

Combined Statements of Cash Flows	5

Notes to Combined Financial Statements	6-9

Independent Auditors' Report

To The Owners

SPEC Sensors, LLC and Affiliate

Newark, California

We have audited the accompanying consolidated financial statements of SPEC Sensors, LLC and Affiliate, which comprise the combined balance sheets as of December 31, 2021 and 2020, and the related combined statements of operations, changes in owners' equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion on the balance sheets as of December 31, 2021 and 2020, and the statements of operations, changes in stockholders' equity, and cash flows for the years ended December 31, 2021 and 2020.

Unqualified Opinion on the 2021 and 2020 Financial Statements

In our opinion, the 2021 and 2020 combined financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of their operations and cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

LMHS, P.C.

Norwell, Massachusetts

October 24, 2022

SPEC SENSORS, LLC AND AFFILIATE
COMBINED BALANCE SHEETS
DECEMBER 31, 2021 AND 2020

	2021	2020
ASSETS
CURRENT ASSETS:
Cash	$777,529	$869,503
Accounts Receivable	346,245	233,271
Inventory	656,766	951,582
Prepaid Expenses and Other	37,881	37,520
	1,818,421	2,091,876
PROPERTY AND EQUIPMENT:
Machinery and Equipment	534,511	526,674
Accumulated Depreciation	(526,417)	(523,371)
	8,094	3,303
OTHER ASSETS:
Deposits	16,000	16,603
Intangible Assets, Net	31,737	52,193
	47,737	68,796
	$1,874,252	$2,163,975
LIABILITIES AND OWNERS' EQUITY
CURRENT LIABILITIES:
Accounts Payable and Accrued Expenses	$86,246	$272,432
LONG-TERM DEBT - PPP LOANS	-	391,594
OWNERS' EQUITY:
Members' Equity	71,437	27,772
Common Stock, No Par Value; 100 Shares Authorized, Issued and Outstanding	11,000	11,000
Additional Paid-in Capital	1,692,187	1,692,187
Retained Earnings	13,382	(231,010)
	1,788,006	1,499,949
	$1,874,252	$2,163,975

See Notes to Combined Financial Statements

SPEC SENSORS, LLC AND AFFILIATE

COMBINED STATEMENTS OF OPERATIONS AND OWNERS' EQUITY

YEARS ENDED DECEMBER 31, 2021 AND 2020

	2021	2020
NET SALES	$4,796,262	$4,765,980
COST OF GOODS SOLD:
Purchases, Net	1,601,023	1,669,709
Direct Labor	1,135,674	1,067,316
Other Direct Expenses	226,715	148,398
	2,963,412	2,885,423
GROSS PROFIT	1,832,850	1,880,557
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
Engineering and Research and Development	77,405	184,382
Overhead Expenses	932,707	798,458
General and Administrative Expenses	923,460	940,906
	1,933,572	1,923,746
LOSS FROM OPERATIONS	(100,722)	(43,189)
OTHER INCOME AND (EXPENSE):
Interest Income	692	1,519
Other Income	391,594	18,725
Interest Expense	(2,657)	(1,606)
	389,629	18,638
EARNINGS (LOSS) BEFORE STATE INCOME TAXES	288,907	(24,551)

STATE INCOME TAXES	850	850

NET EARNINGS (LOSS)	288,057	(25,401)

OWNERS' EQUITY, BEGINNING	1,499,949	1,525,350

OWNERS' EQUITY, ENDING	$1,788,006	$1,499,949

See Notes to Combined Financial Statements

SPEC SENSORS, LLC AND AFFILIATE

COMBINED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2021 AND 2020

	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Earnings (Loss)	$288,057	$(25,401)
Noncash Items Included in Net Earning (Loss):
Depreciation and Amortization	25,112	25,610
Gain on Extinguishment of Debt	(391,594)	-
(Increase) Decrease In:
Accounts Receivable	(112,974)	27,263
Inventory	294,816	(238,285)
Deposits	603	(321)
Prepaid Expenses and Other	(361)	(26,422)
Increase (Decrease) In:
Accounts Payable and Accrued Expenses	(186,186)	(207,634)
	(82,527)	(445,190)
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property and Equipment	(9,447)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
New Borrowings:
Note Payable - PPP Loan	-	391,594

NET DECREASE IN CASH	(91,974)	(53,596)

CASH - BEGINNING	869,503	923,100
CASH - ENDING	$777,529	$869,504

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash Paid During The Year For:
Interest	$692	$1,519
State Income Taxes	$850	$850

See Notes to Combined Financial Statements

SPEC SENSORS, LLC AND AFFILIATE
NOTES TO COMBINED FINANCIAL STATEMENTS

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1.	Principles of Combination - The combined financial statements include the accounts of SPEC Sensors, LLC and KWJ Engineering, Inc. (the Company). The Companies are affiliated through common ownership, management, and operations. All material intercompany transactions and accounts have been eliminated in the combination of the financial statements.

2.	Organization - SPEC Sensors, LLC was formed in the state of California and commenced operations on May 30, 2012. KWJ Engineering, Inc. was incorporated under the laws of the state of California and commenced operations on January 22, 1993.

3.	Operations - SPEC Sensors, LLC (SPEC) is engaged in the manufacturing and distribution of electrochemical gas sensors and gas sensor modules, both calibrated and uncalibrated. SPEC has one facility in Newark, CA which it shares with its affiliate, KWJ Engineering, Inc. (KWJ). KWJ is engaged in the manufacturing and distribution of several lines of gas detection products and performs grant and contract research and development services. KWJ sells the following three product lines: Eco Sensors low-cost ozone monitors, KWJ Legacy in line CO monitors and TTD gas sensors. The work for both companies is performed primarily under worldwide market-price and is performed primarily in the Bay Area region of California.

4.	Method of Accounting - The Company's policy is to prepare its combined financial statements on the accrual method of accounting whereby revenues are recognized when earned and expenses are recognized when incurred. This method of accounting conforms to generally accepted accounting principles.

5.	Concentration of Credit Risk - Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of deposits in excess of federally insured limits and accounts receivable. These risks are managed by maintaining all deposits in high quality financial institutions and obtaining signed sales orders, and/or establishing credit limits with all customers. Management believes that the Company is not exposed to any significant credit risk as a result of these credit concentrations.

6.	Cash and Cash Equivalents - For purposes of the combined statements of cash flows, the Company considers all highly liquid investments available for current use with an initial maturity of three months or less to be cash equivalents.

7.	Inventory - The Company's inventory is valued at the lower of cost (first-in, first-out) or market.

8.	Property and Equipment - Property and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred whereas major betterments are capitalized. Depreciation is computed using the straight-line method over five to seven years.

9.	Intangible Assets - Intangible assets subject to amortization include capitalized software and development costs, all of which are amortized using the straight-line method over fifteen years.

10.	Fair Value of Financial Instruments - The Company's financial instruments include cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, and long-term debt. The recorded values of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses and approximate their fair values based on their short-term nature. The recorded values of long-term debt approximate their fair values, as current interest rates approximate market rates.

11.	Revenue Recognition - In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2014-09, Revenue From Contracts with Customers ("ASU 2014-09"), which is aimed at creating common revenue recognition guidance for GAAP and the International Financial Reporting Standards ("IFRS"). This new guidance provides a comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue guidance issued by the FASB. ASU 2014-09 also requires both qualitative and quantitative disclosures, including descriptions of performance obligations.

SPEC SENSORS, LLC AND AFFILIATE
NOTES TO COMBINED FINANCIAL STATEMENTS
(Continued)

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

On January 1, 2020, the Company adopted ASU 2014-09 and all related amendments ("ASC 606") and applied its provisions to all uncompleted contracts using the modified retrospective basis. The application of this new revenue recognition standard resulted in no adjustment to the opening balance of retained earnings.

Performance Obligations - Revenue from contracts with customers is recognized when, or as, the Company satisfies its performance obligations by transferring goods or services to customers. A good or service is transferred to a customer when, or as, the customer obtains control of that good or service. A performance obligation may be satisfied over time or at a point in time. Revenue from a performance obligation satisfied at a point in time is recognized at the point in time that the Company determines the customer has obtained control over the promised good or service. The amount of revenue recognized reflects the consideration of which the Company expects to be entitled in exchange for the promised goods or services.

The following provides detailed information on the recognition of the Company's revenue from contracts with customers:

Product Sales - The Company is engaged in the manufacturing and distribution of gas sensors, kits, elements, engineering services, and related products. Revenue on the sale of these products is recognized when orders are shipped.

All revenue for the years ended December 31, 2021 and 2020 was determined to be performance obligations satisfied at a point in time.

12.	Freight - The Company includes freight in as a component of inventory and freight out as part of cost of goods sold.

13.	Income Taxes - SPEC Sensors, LLC is a limited liability company treated as a Partnership for federal and state income tax purposes. Members of a partnership are taxed directly on their proportionate share of the Company's earnings. KWJ Engineering, Inc. has elected under the Internal Revenue Code to be an S Corporation for federal and state tax purposes. In lieu of corporate federal income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Corporation's taxable income. Consequently, no provision or liability for income taxes has been included in the combined financial statements.

14.	Uncertainty In Income and Other Taxes - The Company adopted the standards for Accounting for Uncertainty in Income Taxes (income, sales, use and payroll), which required the Company to report any uncertain tax positions and to adjust its combined financial statements for the impact thereof. As of December 31, 2021 and 2020, the Company determined that it had no tax positions that did not meet the "more likely than not" threshold of being sustained by the applicable tax authority. The Company files tax and information returns in the United States Federal, California, and other state jurisdictions as applicable. These returns are subject to examination by tax authorities for the last three years.

15.	Sales Tax - The Company excludes from its sales all sales taxes assessed to its customers. Sales taxes assessed on sales are recorded as accrued liabilities until remitted to state agencies. The Company remits sales taxes to various states as applicable.

SPEC SENSORS, LLC AND AFFILIATE
NOTES TO COMBINED FINANCIAL STATEMENTS
(Continued)

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

16.	General and Administrative Expenses - These expenses are charged to operations as incurred and are not allocated to cost of sales.

17.	Use of Estimates - The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

B.	ACCOUNTS RECEIVABLE:

The Company utilizes the allowance method to account for uncollectible accounts receivable balances. Under the allowance method, an estimate of uncollectible customer balances is made based on the Company's prior history and other factors such as the credit quality of the customer and economic conditions of the market. Based on these factors, at December 31, 2021 and 2020, no allowance for doubtful accounts was recorded.

C.	INVENTORY, NET:

Inventory, both materials and finished goods, consists primarily of electrochemical gas sensors, gas sensors modules, ECO sensors low-cost ozone monitors, CO monitors and TTD gas sensors. Inventory was valued at $656,766 and $951,582 on December 31, 2021, and 2020, respectively.

D.	INTANGIBLE ASSETS, NET:

Intangible assets consist of the following at December 31,:

	2021	2020
Capitalized Syndication and Organization Costs	$20,961	$19,351
Other Intangible Assets	302,489	302,489
	323,450	321,840
Accumulated Amortization	(291,713)	(269,647)
	$31,737	$52,193

E.	ADVERTISING:

The Company follows the policy of charging the costs of advertising to expense as incurred. For the years ended December 31, 2021, and 2020, advertising costs amounted to $7,820 and $18,371, respectively.

F.	OPERATING LEASES:

The Company leases its manufacturing, distribution and office space in Newark, California for terms in excess of one year. Rent expense for the years ended December 31, 2021, and 2020 amounted to $187,078 and $165,886, respectively.

The following is a schedule by years of the future minimum lease payments as of December 31,:

2022	$192,692
2023	32,272
$224,964

G.	MAJOR CUSTOMER:

For the year ended December 31, 2021, the Company had one major customer, to which sales accounted for approximately 12% of the Company's revenue. At December 31, 2021, accounts receivable from this customer represented approximately 3%, of the total accounts receivable balance. For the years ended December 31, 2020, the Company did not have any major customers.

SPEC SENSORS, LLC AND AFFILIATE

NOTES TO COMBINED FINANCIAL STATEMENTS
(Continued)

H.	PPP FUNDS FORGIVENESS:

On May 6, 2020, SPEC Sensors, LLC received loan proceeds from Bank of the West in the amount of $52,905 under the Paycheck Protection Program ("PPP"). On May 7, 2020, KWJ Engineering, Inc. received loan proceeds from Bank of West in the amount of $338,689 under the PPP. The PPP, established as part of the Coronavirus Aid, Relief and Economic Security Act ("CARES Act"), provides for loans to qualifying businesses for amounts up to 2.5 times the average qualifying monthly payroll expenses of the qualifying business. The loan and accrued interest are forgivable as long as the borrower uses the proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. The amount of forgiveness will be reduced if the borrower is unable to re-hire to the same employment level, reduces salaries during the covered period, or uses more than forty percent of the money on nonemployment expenses.

On July 23, 2021, both SPEC Sensors, LLC and KWJ Engineering, Inc. were granted forgiveness from the Small Business Administration (SBA) for the full amounts of each loan. In accordance with ASC 470, Debt, $391,594 of PPP funds were recognized on the combined statements of operations and owners' equity as other income for the year ended December 31, 2021.

I.	CONTINGENT LIABILITIES:

The Company has certain contingent liabilities and is a party to various claims and actions arising in the ordinary course of business. Management is of the opinion that all such matters are without merit or are of such kind or involve such amounts that unfavorable disposition would not have a material effect on the financial position of the Company.

J.	SUBSEQUENT EVENTS:

Management has evaluated events occurring after the combined balance sheet date through October 24 2022, the date in which the combined financial statements were available to be issued.

On January 30, 2020, the World Health Organization declared COVID-19 a public health emergency. The declaration has a potential impact on the Company and its customers from production delays, contract stoppages or decreases, and other. Significant work stoppages and an economic slowdown has impacted not only the United States, but the worldwide economy. Management is unable to estimate the impact that this public health emergency will have on the Company's financial position or its operating results and accordingly, no adjustments have been made to the accompanying combined financial statements.